                                                                   EXHIBIT 99.2

                             LETTER OF TRANSMITTAL
                                      FOR
                  13% CUMULATIVE EXCHANGEABLE PREFERRED STOCK
                                      OF
                      ADELPHIA COMMUNICATIONS CORPORATION

                 PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
 ALL OF THEIR OUTSTANDING 13% SERIES A CUMULATIVE EXCHANGEABLE PREFERRED STOCK
                                      FOR
             13% SERIES B CUMULATIVE EXCHANGEABLE PREFERRED STOCK

                  PURSUANT TO THE PROSPECTUS DATED       1997
                                                   ------
--------------------------------------------------------------------------
 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON     ,
 1997, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD PREFERRED STOCK MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------


              TO: BANK OF MONTREAL TRUST COMPANY, EXCHANGE AGENT

By Registered or Certified Mail,          By Facsimile
Hand or Overnight Courier                 Attention: Corporate Trust
Bank of Montreal Trust Company            Department:
Wall Street Plaza                         (212) 701-7684
88 Pine Street, 19th Floor
New York, NY 10005                        Confirm by Telephone:
Attention: Corporate Trust Department     (212) 701-7653

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW PREFERRED STOCK FOR THEIR OLD PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD PREFERRED STOCK TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

  By execution hereof, the undersigned acknowledges receipt of the Prospectus
(the "Prospectus"), dated       , 1997, of Adelphia Communications Corporation
                          ------
(the "Issuer"), which, together with this Letter of Transmittal and the Instructions hereto (the "Letter of Transmittal"), constitute the Issuer's offer (the "Exchange Offer") to exchange one share of its 13% Series B Cumulative Exchangeable Preferred Stock (the "New Preferred Stock") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each share of its outstanding 13% Cumulative Exchangeable Preferred Stock (the "Old Preferred Stock"), upon the terms and subject to the conditions set forth in the Prospectus.

  The Company has not entered into any arrangement or understanding with any person to distribute the New Preferred Stock to be received in the Exchange Offer, is acquiring the New Preferred Stock in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Preferred Stock to be received in the Exchange Offer.

  This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Preferred Stock are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Preferred Stock is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer-- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Preferred Stock (such participants, acting on behalf of Holders (as defined below), are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Preferred Stock is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

  The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Preferred Stock are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Preferred Stock are held of record by DTC and who desires to deliver such Old Preferred Stock by book entry transfer at DTC.

  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Preferred Stock must complete this Letter of Transmittal in its entirety.

  All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

  The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 9 herein.

  HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD PREFERRED STOCK MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

  List below the Old Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and the number of shares of Old Preferred Stock on a separately executed schedule and affix the schedule to this Letter of Transmittal.

                      DESCRIPTION OF OLD PREFERRED STOCK
-----------------------------------------------------------------------------------
                                         CERTIFICATE            AGGREGATE
                                      NUMBER(S)* (ATTACH   NUMBER OF SHARES OF OLD
NAME(S) AND ADDRESS(ES) OF HOLDER(S)    SIGNED LIST IF     PREFERRED STOCK TENDERED
     (PLEASE FILL IN, IF BLANK)           NECESSARY)        (IF LESS THAN ALL)**
-----------------------------------------------------------------------------------
                                       ____________________________________________
                                       ____________________________________________
                                       ____________________________________________
                                       ____________________________________________
                                       ____________________________________________
                                       ____________________________________________
                                       ____________________________________________
                                       ____________________________________________
-----------------------------------------------------------------------------------
 TOTAL NUMBER OF OLD PREFERRED STOCK TENDERED
-----------------------------------------------------------------------------------

  * Need not be completed by Holders tendering by book-entry transfer
 ** Need not be completed by Holders who wish to tender with respect to all Old Preferred Stock listed. See Instruction 2.

[_]CHECK HERE IF TENDERED OLD PREFERRED STOCK ARE BEING DELIVERED BY DTC TO THE
   EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  DTC Book-Entry Account No.: ________________________________________________

  Transaction Code No.: ______________________________________________________

  If Holders desire to tender Old Preferred Stock pursuant to the Exchange Offer and (i) certificates representing such Old Preferred Stock are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Preferred Stock or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Preferred Stock in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."
-----------------------------------------------------------------------------

[_]CHECK HERE IF TENDERED OLD PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Holder(s) of Old Preferred Stock: _______________________________

  Window Ticket No. (if any): ________________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Eligible Institution that Guaranteed Delivery: _____________________

  DTC Book-Entry Account No.: ________________________________________________

  If Delivered by Book-Entry Transfer,
  Name of Tendering Institution:

  Transaction Code No.: ______________________________________________________
------------------------------------------------------------------------------

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate number of shares of Old Preferred Stock indicated above. Subject to, and effective, upon the acceptance for exchange of the Old Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent and its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer and as Trustee under the Indenture for the Old Preferred Stock and the New Preferred Stock) with respect to the tendered Old Preferred Stock with full power of substitution to (i) deliver certificates for such Old Preferred Stock to the Issuer, or transfer ownership of such Old Preferred Stock on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Preferred Stock for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Preferred Stock tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are acquired by the Issuer. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Preferred Stock issued in exchange for the Old Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Preferred Stock are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Preferred Stock. The undersigned acknowledges that if he or she is participating in the Exchange Offer for the purpose of distributing the New Preferred Stock, the undersigned must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Preferred Stock. If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock and the undersigned represents that such Old Preferred Stock were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Stock, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned represents that (i) the New Preferred Stock acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such Holder's business, (ii) such Holder has no arrangements with any person to participate in the distribution of such New Preferred Stock and (iii) such Holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Issuer or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment and transfer of the Old Preferred Stock tendered hereby.

  For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Preferred Stock when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent. If any tendered Old Preferred Stock are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Preferred Stock will be terminated (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below or at a different address as may be indicated under "Special Issuance Instructions" as soon as practicable following the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

  The undersigned understands that tenders of Old Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and return any Old Preferred Stock not tendered or not exchanged, in the name(s) of the undersigned (or in such event in the case of Old Preferred Stock tendered by DTC, by credit to the account at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and any certificates for Old Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and return any Old Preferred Stock not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Preferred Stock from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Preferred Stock so tendered.

                               PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD PREFERRED STOCK REGARDLESS
    OF WHETHER OLD PREFERRED STOCK ARE BEING PHYSICALLY DELIVERED HEREWITH)

  This Letter of Transmittal must be signed by the Holder(s) of Old Preferred Stock exactly as their name(s) appear(s) on certificate(s) for Old Preferred Stock or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Preferred Stock, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 3 herein.

  If the signature appearing below is not of the registered Holder(s) of the Old Preferred Stock, then the registered Holder(s) must sign a valid proxy.


 X __________________________________     Date: ______________________________


 X __________________________________     Date: ______________________________


     Signature(s) of Holder(s) or
         Authorized Signatory



 Name(s): ___________________________     Address: ___________________________


 ____________________________________     ____________________________________
            (Please Print)                        (Including Zip Code)

 Capacity: __________________________     Area Code and Telephone No.: _______

 Social Security No.: _______________

                SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
       CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

 _____________________________________________________________________________
            (Name of Eligible Institution Guaranteeing Signatures)

 _____________________________________________________________________________
              (Address (Including zip code) and Telephone Number
                        (including area code) of Firm)

 _____________________________________________________________________________
                            (Authorized Signature)

 _____________________________________________________________________________
                                (Printed Name)

 _____________________________________________________________________________
                                    (Title)

 Date: ______________________________

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

               PAYOR'S NAME: ADELPHIA COMMUNICATIONS CORPORATION

               PART 1--PLEASE PROVIDE YOUR
                       TIN IN THE BOX AT RIGHT AND      TIN: _________________
                       CERTIFY BY SIGNING AND                (SOCIAL SECURITY
                       DATING BELOW.                            NUMBER OR
                                                         EMPLOYER IDENTIFICATION
                                                                 NUMBER)

SUBSTITUTE
FORM W-9
DEPARTMENT OF
THE TREASURY
INTERNAL       -----------------------------------------------------------------
REVENUE         PART 2--TIN APPLIED FOR [_]
SERVICE        -----------------------------------------------------------------
               PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
               ("TIN") AND CERTIFICATION

               CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I
               CERTIFY THAT

               (1) the number shown on this form is my correct
                   Taxpayer Identification Number (or I am waiting for a number to be issued to me).
               (2) I am not subject to backup withholding either
                   because: (a) I am exempt from backup withholding, or, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
               (3) any other information provided on this form is
                   true and correct.

               SIGNATURE.................................. DATE.................

--------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

      YOUR MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

------------------------------                              --------------------
          SIGNATURE                                                  DATE

    SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 3 AND 4 HEREIN)

   To be completed ONLY if
 certificates for Old Preferred
 Stock not tendered are to be
 issued in the name of, or the
 New Preferred Stock issued
 pursuant to the Exchange Offer are
 to be issued to the order of,
 someone other than the person or
 persons whose signature(s)
 appear(s) within this Letter of
 Transmittal or issued to an
 address different from that shown
 in the box entitled "Description
 of Old Preferred Stock" within
 this Letter of Transmittal, or if
 Old Preferred Stock tendered by
 book-entry transfer that are not
 accepted for purchase are to be
 credited to an account maintained
 at DTC.

 Name: ______________________________
            (Please Print)

 Address: ___________________________
            (Please Print)

 Zip Code: __________________________

 ____________________________________
      Taxpayer Identification or
       Social Security Number

    SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 3 AND 4 HEREIN)

   To be completed ONLY if
 certificates for Old Preferred
 Stock not tendered or not accepted
 for purchase or the New Preferred
 Stock issued pursuant to the
 Exchange Offer are to be sent to
 someone other than the person or
 persons whose signature(s)
 appear(s) within this Letter of
 Transmittal or to an address
 different from that shown in the
 box entitled "Description of Old
 Preferred Stock" within this
 Letter of Transmittal.

 Name: ______________________________
            (Please Print)

 Address: ___________________________
            (Please Print)

 Zip Code: __________________________

 ____________________________________
      Taxpayer Identification or
       Social Security Number

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD PREFERRED STOCK. The certificates for the tendered Old Preferred Stock (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Preferred Stock delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assume timely delivery. No Letter of Transmittal or Old Preferred Stock should be sent to the Issuer.

  Holders who wish to tender their Old Preferred Stock and (i) whose Old Preferred Stock are not immediately available or (ii) who cannot deliver their Old Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Preferred Stock and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Preferred Stock, the certificate number or numbers of such Old Preferred Stock and the principal amount of Old Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Preferred Stock (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Preferred Stock in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "Guaranteed Delivery Procedures." Any Holder of Old Preferred Stock who wishes to tender his Old Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Preferred Stock will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Preferred Stock not properly tendered or any Old Preferred Stock the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Preferred Stock. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Preferred Stock must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Preferred Stock, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Preferred Stock received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Preferred Stock, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  2. PARTIAL TENDERS. If less than the entire number of shares of any Old Preferred Stock is tendered, the tendering Holders should fill in the number of shares tendered in the third column of the chart entitled "Description of Old Preferred Stock." The entire number of shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of all Old Preferred Stock is not tendered, Old Preferred Stock for the number of shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of all Old Preferred Stock is not tendered, Old Preferred Stock for the number of shares of Old Preferred Stock not tendered and a certificate or certificates representing New Preferred Stock issued in exchange of any Old Preferred Stock accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Preferred Stock are accepted for exchange.

  3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Preferred Stock without alteration, enlargement or any change whatsoever.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Preferred Stock tendered and the certificate(s) for New Preferred Stock issued in exchange thereof is to be issued (or any untendered number of shares of Old Preferred Stock is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Preferred Stock, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Preferred Stock tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

 If this Letter of Transmittal (or facsimile hereof) or any Old Preferred Stock or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

  Endorsements on Old Preferred Stock or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Preferred Stock tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Preferred Stock) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

  4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Preferred Stock or substitute Old Preferred Stock for the number of shares not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Preferred Stock through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  5. TAX IDENTIFICATION NUMBER. Under the federal income tax laws, payments that may be made by the Company on account of New Preferred Stock issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that
(i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Transfer Agent with respect to the New Preferred Stock or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the New Preferred Stock until the holder furnishes the Company or the Transfer Agent with respect to the New Preferred Stock, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Old Preferred Stock to be deemed invalidly tendered, but may require the Company or the Transfer Agent with respect to the New Preferred Stock, broker or custodian to withhold 31% of the amount of any payments made on account of the New Preferred Stock. Backup withholding is not an additional federal income tax. Rather,the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

  6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing New Preferred Stock or Old

Preferred Stock for the number of shares not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Preferred Stock tendered hereby, or if tendered Old Preferred Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Preferred Stock listed in this Letter of Transmittal.

  7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Preferred Stock tendered.

  8. MUTILATED, LOST, STOLEN OR DESTROYED OLD PREFERRED STOCK. Any tendering Holder whose Old Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

               CERTIFICATE SURRENDERED    OLD PREFERRED STOCK TENDERED      OLD PREFERRED STOCK ACCEPTED
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

  Delivery Prepared by _______________________  Check by ___________________  Date ______________________

---------------------------------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                        13% CUMULATIVE PREFERRED STOCK
                          (THE "OLD PREFERRED STOCK")
                                      OF
                      ADELPHIA COMMUNICATIONS CORPORATION

  This form, or one substantially equivalent hereto, must be used to tender
Old Preferred Stock pursuant to the Exchange Offer described in the Prospectus
dated      , 1997 (the "Prospectus") of Adelphia Communications Corporation (the
     ------
"Company"), if a holder of Old Preferred Stock cannot deliver a Letter of Transmittal to the Exchange Agent listed below (the "Exchange Agent") or cannot either deliver the Old Preferred Stock to be tendered or complete the procedure
for book-entry transfer prior to 5:00 P.M., New York City time, on      , 1997
                                                                  ------
or such later date and time to which the Exchange Offer may be extended (the "Expiration Date"). This form, or one substantially equivalent hereto, must be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, and must be received by the Exchange Agent on or prior to the Expiration Date. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Prospectus.

              TO: BANK OF MONTREAL TRUST COMPANY, EXCHANGE AGENT

                    By Mail, by Hand or Overnight Delivery:

                        Bank of Montreal Trust Company
                               Wall Street Plaza
                          88 Pine Street, 19th Floor
                              New York, NY 10005
                       Attn: Corporate Trust Department

                                 By Facsimile:
                                (212) 701-7684

                             Confirm by Telephone:
                                (212) 701-7653

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby represents that he or she is the holder of the Old Preferred Stock indicated below and that the Letter of Transmittal cannot be delivered to the Exchange Agent and/or either the certificates representing such Old Preferred Stock cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed prior to the Expiration Date. The undersigned hereby tenders the Old Preferred Stock indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

Name(s) of Tender Holder(s): __________________________________________________

_______________________________________________________________________________
                             Please Print or Type

_______________________________________________________________________________
                                   Signature

Address(es): __________________________________________________________________

_______________________________________________________________________________

Telephone Number(s): __________________________________________________________

Name(s) in which Old Preferred Stock are registered: __________________________

 CERTIFICATE NO(S). (IF APPLICABLE)*          NUMBER OF SHARES TRANSFERRED
-------------------------------------------------------------------------------

 ____________________________________     ____________________________________
 ____________________________________     ____________________________________
 ____________________________________     ____________________________________
 ____________________________________     ____________________________________
 ____________________________________     ____________________________________

*Need not be completed by book-entry holders.

                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Preferred Stock being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Preferred Stock, into the Exchange Agent's account at the book-entry transfer facility) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, all within five business days after the Expiration Date.

 Name of Firm _______________________     ___________________________________
                                                  Authorized Signature

 Address ____________________________     Name ______________________________
                                                  Please Print or Type
_____________________________________     Title _____________________________
               Zip Code

 Telephone No. _____________________      Dated _____________________________

  The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Old Preferred Stock (or a confirmation of book-entry transfer of such Old Preferred Stock into the Exchange Agent's account at the book-entry transfer facility) and the Letter of Transmittal to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.